Exhibit 99.1

Exhibit 99.1

Pharsight

Pharsight Corporation

Investor Presentation

May 2005

Shawn O’Connor President & CEO

Cynthia Stephens SVP & CFO

Forward-Looking Statements

This presentation contains forward-looking statements related to future events or our future financial performance, including forward-looking statements regarding our competitive position, trends in customer demand, potential business growth, opportunities to leverage our financial model, our market position, potential increases in our revenue, customer base and market interest in our solutions, expansion of scope and increasing efficiency of consulting engagements, new service offerings, market conditions and future revenue growth and profitability. Actual releases of future versions of our software, including any new features and/or functionality that may be included therein, will be on a when-and-if available basis only, and whether any new version will actually be made available remains at the sole discretion of Pharsight.

These forward-looking statements involve risks and uncertainties, and factors that could cause actual results to differ materially include the following: uncertainties involved in pharmaceutical drug development, changes in government regulation of the pharmaceutical industry, and the failure of the market for Pharsight’s products and services to develop as expected, or for new customers beyond large pharmaceutical customers, who form a large component of our client base, to adopt our solutions. Further information on potential factors that could affect actual results is included in Pharsight’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on February 12, 2005. All forward-looking statements are based on information available to Pharsight as of the date hereof, and Pharsight assumes no obligation to update such statements, whether as a result of new developments or otherwise.

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Pharsight is…

Delivering breakthrough improvement in the clinical drug development process to pharmaceutical companies by…

Accelerating client product time-to-market

Improving client development efficiencies

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Profile

Background

– Founded 1995; IPO August 2000

– Headquarters - Mountain View, CA

– East Coast Office - Cary, NC

– Headcount - approx 90

– US, Europe, Australia

– OTCBB: PHST

Business and Products

– Market leading provider of data repository and report automation tools and PK/PD data analysis software

– Pharsight® Knowledgebase ServerTM(PKSTM) Suite

– WinNonlin®

– Opportunity to leverage and accelerate use of scientific methodology through new software application

– Drug Model ExplorerTM(“DMXTM”)

– Unique provider of strategic scientific consulting and decision analysis delivering significant impact to customers’ drug development process

Recent Financial Performance

– Demonstrable progress towards achievement of long-term sustainable, profitable revenue growth, with…

– 5 consecutive quarters of net income

– 2 consecutive years of revenue growth > 25%

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Executive Team

Shawn O’Connor

President & Chief Executive Officer QRS, Diasonics Ultrasound, Peat Marwick

Cynthia Stephens

SVP & Chief Financial Officer Rainmaker Systems, Calico, Quiver, Infoseek/

The Walt Disney Company

James Hayden

SVP Global Sales Accelrys, Bio-Rad Laboratories, Raytheon

Mark Hovde

SVP Marketing

Hovde Associates, Fast Track Systems, DataEdge

Mona Sowiski

SVP Drug Development Consulting Services Mitchell Madison Consulting, CSC/APM Healthcare, Stanford, Pitt

Daniel Weiner, PhD SVP Software Products

IVAX, Merrell Dow, Syntex, Quintiles

William Gillespie, PhD

VP & Lead Scientist, Consulting Services, East Coast

GloboMax, FDA (CDER), Univ. of Texas at

Austin-College of Pharmacy

Greg Lee, PhD

VP Research & Development Sunrise Test Systems, Weitek, Schlumberger

Nancy Risch

VP Global Sales BBN Corporation, Interleaf, GE, Wang

Russ Wada, PhD

VP Consulting Services, West Coast and Japan Stanford, MiniMed Infusion Systems, Hughes Aircraft, TRW

Rene Bruno, PhD

Managing Director, Consulting Services, Europe Genentech, Rhone-Poulenc Rorer, Syntex

Copyright © 2005 Pharsight. All rights reserved. 5

Pharsight

Our Market Opportunity:
Drug Development Cost and Timeline

Research
$25 Billion[1]

- High throughput screening
- Combinatorial chemistry
- Genomics
- Rational drug design

Significant Productivity Increase and Investment

Clinical Development
$48 Billion[1]

- Long, risky and complex process
- Of 5,000 screened compounds, 250 enter preclinical testing, 5 enter clinical testing, 1 is approved by FDA[2]
- Avg cost to develop new drug $802M[2] – $1.7B[3]
- Only 3 out of 10 drugs produce revenues that match or exceed R&D costs[2]

Productivity Continues To Decline

[1] 2002 Estimated Global Pharma and Biotech R&D Spending by Category: BioPharm International, March 2003
[2] PhRMA 2003 Industry Profile, March 2003
[3] Bain & Co, December 2003

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6

Pharsight

Our Market Opportunity:

Development Expenditure Estimates

2003 – 2008 CAGR

Branded Pharma 8.6% $80,000 Generics 22.6% Biotech 2.7%

$70,000

Total Pharma 11.0%

$60,000

$50,000 Phase I – III

Estimated at 34% of Total Spend $40,000

$30,000 $20,000 $10,000

$0

2003 2004 2005 2006 2007 2008

Branded Pharma Generics Biotech

Development Expenditure by Segment & Product Development Phase: Jefferies & Company - Jefferies Pharmaceutical Services Quarterly Preview – January 19, 2005

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Pharsight

Our Market Opportunity: Increasing Drug Failure Rates

Decreasing FDA Approval Rates

– Chance of drug successfully reaching FDA approval from Phase I has rapidly decreased

– Today = 8% approval rate1

– 25 Years Ago = 14% approval rate1

Impact of Shifting Failure Rates to Earlier Phases

– Shifting 5% of failures from Phase III to Phase I = $20M reduction in drug development costs1

– Shifting 5% of failures from Phase II to Phase I = $21M reduction in drug development costs1

– Improving ability to predict failure by 10% before beginning clinical trials = $100M reduction in drug development costs1

1 Pacific Research Institute – Peter J. Pitts, Challenges and Opportunities in Health Care, Financial Times Global Pharmaceutical Conference, October 18-19, 2004

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Pharsight

Software Products

Overview of Key Software Offerings

Desktop Software Products

– WinNonlin® (“WNL™”)

– Industry Standard for Pharmacokinetic (“PK”), Pharmacodynamic

– Trial Simulator™ (“TS2™”)

– Computer Assisted Clinical Trial Design & Simulation

– WinNonMix® (“WNM™”)

– Population Pharmacokinetic Modeling & Simulation

– (“PD”) Modeling and Non Compartmental Analysis

Pharsight® Knowledge Server™ (“PKS™”)

– Enterprise Data Management Systems for Secure Storage and Management of PK/PD Data

Drug Model Explorer™ (“DMX™”)

– Software-Based Communication Technology, Designed to Facilitate Quantitative Decision-Making in Drug Development

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Key Software Offerings

WinNonlin® (“WNL™”)

Industry Standard for Pharmacokinetic (“PK”), Pharmacodynamic (“PD”) Modeling and Non Compartmental Analysis

Key Benefits

– Used to simulate effects of different dosing regimens and changes in pharmacokinetic parameters required in regulatory submissions

– Increases productivity in modeling, analysis and reporting activities

– Extensive built-in library of PK, PD and PK-PD models

– One-button export of results, plots and tables to MS Word

Potential Growth Drivers

– Maintain market share under current subscription model via renewals

– Provide upgrade path to support incremental new revenue opportunity

– WNL 5.0 release announced for early fiscal year 2006

Sales Model

– Subscription license model

– Low-cost inside sales force

– Distributor in Asia

ASP = $5,000

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Pharsight

Key Software Offerings

Trial Simulator™ 2.0 (“TS2™”)

State-of-the-Art Clinical Trial Design & Simulation Software

Key Benefits

– Minimize risk of trial design

– Intuitive, protocol-based interface for specifying trial designs

– Formalize assumptions

– Quantify uncertainty

– Built-in facility for exploring alternative trial designs and model uncertainty

– Reduce cost of clinical trials and drug development time-to-market

Growth Drivers

– Increase potential interoperability with other Pharsight tools

Sales Model

– Subscription license model

– Low-cost inside sales force

– Distributor in Asia

ASP = $16,000

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Key Software Offerings

WinNonMix® (“WNM™”)

Nonlinear Mixed Effects (Population) Analysis Software Application

Key Benefits

– Extensive built-in library of PK, PD and PK-PD models

– NONMEM data import wizard

– Built-in report-ready graphics capability

– Estimation algorithms for sparse and for rich data sets

– Maximum likelihood or restricted maximum likelihood

Growth Drivers

– Increase interoperability with other Pharsight tools

– Provide upgrade path, expanded utility

Sales Model

– Subscription license model

– Low-cost inside sales force

– Distributor in Asia

ASP = $7,000

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Key Software Offerings

Pharsight® Knowledge Server™ (“PKS™”)

Enterprise Data Management Systems for Secure Storage and Management of PK/PD Data

Key Benefits

– Dramatically improves data management and data access

– Increases productivity in analysis and reporting tasks

– Reduces long data preparation cycle for PK analysis

– Supports compliance with FDA requirements for electronic records and signature, CFR 21 part 11

Potential Growth Drivers

– Installed base of current large pharma clients – expand seat count within current clients

– Optimize adoption pattern of industry – expand client-base beyond largest pharma into mid-size pharma and biotech

– Tendency to follow the large-pharma leaders

– Provide upgrade path, expanded utility

– PKS 3.0 release announced for early fiscal year 2006

Sales Model

– Subscription and perpetual license model

– Software license plus services

– Direct sales force

ASP = $10,000 per seat

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Key Software Offerings

Drug Model Explorer™ (“DMX™”)

Software-Based Communication Technology, Designed to Facilitate Quantitative Decision-Making in Drug Development

Recently Released to Market

– Desktop application introduced in FY2004

– Web-server application released Q3 FY2005

Key Benefits

– Facilitates more efficient collaboration within project teams to explore key drug attributes, and their respective uncertainties

– Enables more flexible scenarios & generates views of program data from underlying model outputs & simulated responses over defined problem-space

Potential Growth Drivers

– Expand client base of early adopters

– Expand utility and footprint of application

– Increase interoperability with other Pharsight tools

– Bundling with strategic consulting services

Sales Model

– Subscription and perpetual license model

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Software Products Market Acceptance1

Over 1,000 customers as of March 31, 2005

All Top 50 Pharma2 license at least one of our software products

Our software applications are licensed for use on more than 3,700 researcher desktops

2 of the Top 20 Pharma2 are DMXTM customers

9 of the Top 50 Pharma2 are PKSTM customers

– 13 active PKSTM customers

– 440 active seats

1 As of March 31, 2005

2 Pharma Exec 50: Pharmaceutical Executive, May 2004

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Pharsight

Strategic Consulting Services

Strategic Consulting Services Methodology

Formal, quantitative, model-based decision-making method

Increases drug development productivity

Decreases late stage attrition

Decreases time-to-market

Reduces financial investment

Improves clinical quality and commercial performance of final product

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Pharsight

Strategic Consulting Services Offerings

Preclinical Early Phase Late Phase Post-Approval

(I/IIa) (IIb/III)

Candidate Proof-of-concept Go/no-go decision Life-cycle management prioritization, strategy support – Phase IIIb/IV selection & Dose-finding strategy Pivotal registration strategy preparation for first-trial design in-man/ First-in-man dose Competitive proof-of-concept Biomarker trial design positioning Dose-ranging trial – Label expansion INTEGRATION design strategy

Scaling (competitors, analogues) Clinical utility index analysis Adaptive trial and program design

OF

LEVEL Product profile assessment

Dose justification and optimization

Support in-licensing and out-licensing decisions

Strategic consulting services combined with DMXTM

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Strategic Consulting Services Customer Testimonial

Aventis turned to a computer model from a small company named Pharsight. Using its own animal and human test data, Aventis was able to simulate later-stage clinical trials.

Based on that simulation, “We stopped funding development of the compound. The ratio between the therapeutic benefit and side effect demonstrated that this compound was not as beneficial as Evista.” Douglas estimates that the Pharsight computer model saved Aventis $50M to $100M, the cost of later-stage clinical trials. “We were able to switch to another project with a greater chance of success.”

Frank Douglas Aventis Chief Scientific Officer and

Executive VP of Drug Innovation and Approval

FORBES ASAP | October 7, 2002

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Strategic Consulting Services Potential Growth Drivers

Industry Factors

– Increased acceptance of modeling and simulation as alternative to clinical trial results in Pharma’s development cycle

– FDA Critical Path Initiative

Internal Factors

– Expanding scope and increasing efficiency of consulting engagements

– Expanded service offering

– Continuing recruitment of best & brightest in the scientific community

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Strategic Consulting Services Market Penetration – Current Clients1

Top 10 Pharma2

40% Market Penetration

Current Clients

Top 50 Pharma2

Market Opportunity

30% Market Penetration

Current Clients

Market Opportunity

1 As of March 31, 2005

2 Pharma Exec 50: Pharmaceutical Executive, May 2004

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Strategic Consulting Services Market Acceptance1

Over 25 active clients during fiscal year ended March 31, 2005

– 13 of the Top 50 Pharma are active consulting clients

Over 119 projects engaged during Fiscal Year 2005

Typical workplans range from several weeks to annual engagements, and vary in size from $12K to over $3M

1 As of March 31, 2005

2 Pharma Exec 50: Pharmaceutical Executive, May 2004

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Pharsight

Financial Overview

FY05 Accomplishments FY06 Objectives

Fiscal Year 2005 Results Fiscal Year 2006 Objectives

Continued revenue growth Continued revenue growth

Y-Y revenue growth of 27%

2nd consecutive year of 25%+ growth

Profitability

Profitability

Net income of $2.7 million, or 12% Expansion of market footprint of revenues

Profitability in both business units

Additional new product

Achieved positive annual net development cash flow

Additional new product development

DMX Web Server

Trial Simulator upgrade

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Summary Statement of Operations - Y/Y Q4 & FY2005

(‘000s except per share data)

Q4 Q4

FY05 FY04 FY05 FY04

Revenues $6,025 $5,403 $22,593 $17,730 Cost of revenues 2,155 2,158 7,761 7,793 Gross profit 3,870 3,245 14,832 9,937 Operating expenses 2,990 2,891 11,841 11,673

Income (loss) from operations 880 354 2,991 (1,736)

Net income (loss) 807 308 2,733 (1,997)

Net income (loss) attributable to common stockholders 662 90 2,123 (2,990)

EPS (common), basic $ 0.03 $ - $ 0.11 $ (0.16) EPS (common), diluted $ 0.03 $ - $ 0.10 $ (0.16)

WASO - basic 19,226 19,055 19,122 19,051 WASO - diluted 28,953 21,125 28,434 19,051

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Summary Operating Results – Software Products Q4 & FY2005

Q4 Q4

FY05 FY04 FY05 FY04

OPERATING RESULTS $ % $ % $ % $ %

Revenues

Initial license $ 450 16% $1,329 39% $ 4,875 40% $3,835 40% Renewal license 1,230 44% 1,290 38% 4,617 38% 4,182 43% Maintenance 159 6% 43 1% 298 2% 129 1% Services 930 34% 769 22% 2,288 19% 1,530 16% Total 2,769 100% 3,431 100% 12,078 100% 9,676 100%

Gross profit 2,195 79% 2,465 72% 10,102 84% 7,057 73%

Income (loss) from operations 314 11% 522 15% 2,213 18% (459) -5%

PRODUCT LINE REVENUES $ % $ % $ % $ %

Desktop products $ 1,357 49% $ 1,718 50% $ 5,904 49% $ 5,610 58% PKS 448 16% 802 23% 3,334 28% 2,388 24% DMX 33 1% 142 4% 552 4% 148 2% Services 931 34% 769 23% 2,288 19% 1,530 16% Total $ 2,769 100% $ 3,431 100% $ 12,078 100% $ 9,676 100%

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Summary Operating Results – Strategic Consulting Q4 & FY2005

(‘000s)

STRATEGIC CONSULTING SERVICES

Revenues

Gross profit

Income (loss) from operations

Q4 Q4

FY05 FY04 FY05 FY04

$ 3,256 100% $ 1,972 100% $10,515 100% $8,054 100% 1,675 51% 780 40% 4,730 45% 2,880 36% 587 18% (128) -6% 893 8% (1,007) -13%

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Quarterly Revenues

(‘000s)

Software Products Strategic Consulting

$7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000

$0

Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Q1 FY05 Q2 FY05 Q3 FY05 Q4 FY05

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Pharsight

Quarterly Gross Profit

(Percentage of Segment Revenues)

90%

Strategic Consulting 80% Software Products

70% 60% 50% 40% 30% 20% 10%

0%

Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Q1 FY05 Q2 FY05 Q3 FY05 Q4 FY05

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Pharsight

Sequential Profitability

(‘000s)

Profitability achieved Q4 FY04 $6,500

$6,000

$5,500

$5,000

Revenues $4,500 Costs & Expenses

$4,000

$3,500

Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Q1 FY05 Q2 FY05 Q3 FY05 Q4 FY05

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Quarterly Operating Income Growth
(000s)



$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
-$2,000
Q1 FY04
Q2 FY04
Q3 FY04
Q4 FY04
Q1 FY05
Q2 FY05
Q3 FY05
Q4 FY05

Copyright © 2005 Pharsight. All rights reserved.

32

Pharsight

Quarterly Operating Cash Flow
('000s)



$2,000
$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
Q1 FY04
Q2 FY04
Q3 FY04
Q4 FY04
Q1 FY05
Q2 FY05
Q3 FY05
Q4 FY05

Copyright © 2005 Pharsight. All rights reserved.
33
Pharsight

Summary Balance Sheet March 31, 2005

March 31, March 31, (‘000s) 2005 2004

ASSETS

Cash & Cash Equivalents $ 10,579 $ 10,027 Accounts Receivable, Net 4,809 3,770 Total Current Assets 15,982 14,517 Total Assets 16,822 15,294

LIABILITIES & STOCKHOLDERS’ DEFICIT

A/P & Accrued Expenses $ 3,497 $ 2,518 Deferred Revenue - Short Term 7,178 7,987 Notes Payable & Capital Leases 1,975 1,930 Total Current Liabilities 12,650 12,435

Deferred Revenue - Long Term 126 516 Notes Payable - Long Term 410 1,094

Redeemable Conv Pref Stock 6,266 6,164 Stockholders Deficit (2,630) (4,915) Total Liabilities & S/H Deficit 16,822 15,294

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Equity Structure

(All share data as of March 31, 2005)

Common Shares O/S: 19.2 million

Preferred Shares O/S: 1.9 million

– Series A 1.8 million / Series B 0.1 million

Common Equivalent Shares (as converted): 28.4 million

PIPE Financing 6/02 and 9/02 = $7.5M

– 1.8 million Units = 1 share Series A redeemable convertible stock + 1 warrant

– Preferred conversion ratio 1:4

– Warrants exercisable for 1 share common @ $1.15

– Dividend rights: 8%/annum cash or Series B shares

– Conversion:

– Automatically upon consent of 75% of preferred holders, or

– Upon close of public offering of at least $3.006 per share and proceeds of $40M

– Redemption:

– At election of at least 75% of preferred holders (or at Pharsight’s option) after 5th anniversary of initial issuance at $4.008 per share (June 2007)

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Summary

Current Pharma Market Trends Look Favorable…

Increasing Mindshare for Quantitative-Based Modeling & Simulation…

Continuing Pharsight Investment in Sales, Marketing & Product Development…

All Support Our Drive Towards Expansion of Pharsight’s Market Footprint & Sustainable Growth and Profitability

Financially Stable & Healthy Business Model…

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Notices

Proprietary Notice

All contents Copyright ©2005 Pharsight Corporation. All rights reserved. The copyright for this document is owned by Pharsight Corporation.

No part of this document may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopying, for any purpose, without the express written permission of Pharsight Corporation. WinNonlin®, WinNonMix® and Pharsight® are registered trademarks of Pharsight Corporation. Pharsight Knowledgebase ServerTM, PKSTM, PKS ReporterTM, Drug Model ExplorerTM, DMXTM, Trial SimulatorTM and TS2TM are trademarks of Pharsight Corporation.

All other brand and product names are trademarks or registered trademarks of their respective holders.

Copyright © 2005 Pharsight. All rights reserved.

Pharsight

Pharsight